Exhibit 99.1

NEWS RELEASE

For immediate release

Navient and Canyon Partners Reach Cooperation Agreement; Navient Will Add Two Experienced Directors to its Board of Directors

WILMINGTON, Del. and LOS ANGELES, May 2, 2019—Navient Corporation (Nasdaq: NAVI) and Canyon Partners, LLC today announced that they reached a cooperation agreement pursuant to which Navient will add two experienced directors, Marjorie Bowen and Larry Klane, to its Board of Directors as soon as practicable. Ms. Bowen is a former investment banker and Mr. Klane is a financial technology investor and former banking executive. Both Ms. Bowen and Mr. Klane will be nominated by Navient for election at Navient’s upcoming annual meeting, scheduled for June 6, 2019.

Under the agreement, Canyon will withdraw its nomination notice and vote in favor of directors nominated by Navient at the annual meeting.

“We believe this agreement with Canyon is in the best interests of all Navient shareholders, and we welcome Marjorie and Larry to the board,” said Jack Remondi, President and Chief Executive Officer. “We can now return our full focus to building on our strong first quarter results and continuing to deliver superior value for our customers and shareholders.”

Jonathan Heller, a partner at Canyon, said, “We are pleased to have reached a settlement with Navient that adds two highly qualified directors to the Board. We have consistently engaged in an open and constructive dialogue with management and the Board, and we look forward to continuing our productive and cooperative relationship with Navient.”

Board Chair William M. Diefenderfer III has chosen not to stand for election at the 2019 annual meeting. Director Barry L. Williams will retire in the summer of 2019.

New Director Biographies

Marjorie Bowen was an investment banker with Houlihan Lokey from 1989 until 2007, serving as managing director since 1997. Ms. Bowen has served on the boards of Genesco Inc. and Harley Marine Services, Inc. since 2018 and has served as a director for V Global Holdings, LLC since 2016. Previously, she was a director for SquareTwo Financial, a privately held company engaged in financial asset recovery and management. Ms. Bowen was also a special independent director on the board of Illinois Power Generating Company (a subsidiary of Dynegy). Previously, Ms. Bowen served as the audit committee chair on the board of Hansen Medical, Inc. and served on the board of Global Aviation Holdings and as a director of The Talbots, Inc. Ms. Bowen received a B.A. from Colgate University and an MBA from the University of Chicago.

Larry Klane is a co-founding principal at Pivot Investment Partners LLC, an investment firm founded in 2014 focused on financial technology and financial services companies. Previously, he was the global financial institutions leader at Cerberus Capital Management. He served on the Board of Directors of Aozora Bank, a publicly traded bank in Japan in which Cerberus held a controlling interest. Mr. Klane joined Cerberus after serving as chair and CEO of Korea Exchange Bank, a publicly traded Korean commercial and retail bank of approximately $100 billion of assets. Mr. Klane held multiple leadership roles at Capital One, including as president of the Global Financial Services division and its London-based bank subsidiary. Mr. Klane served on the board of Ethoca Limited, a privately held global network between issuers and merchants, until the company’s recent acquisition by Mastercard, and served as a director of VeriFone Systems and Nexi Group S.p.A. Mr. Klane is a graduate of Harvard College and the Stanford Graduate School of Business.

The full agreement between Navient and Canyon will be filed on Form 8-K with the U.S. Securities and Exchange Commission and Navient will file supplemental proxy materials.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This news release contains “forward-looking statements,” within the meaning of the federal securities laws, about our business and prospects and other information that is based on management’s current expectations as of the date of this release. Statements that are not historical facts, including statements about the Company’s beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “could,” “should,” “goal” or “target.” Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. For Navient, these factors include, among others, the risks and uncertainties associated with increases in financing costs; the availability of financing or limits on our liquidity resulting from disruptions in the capital markets or other factors; unanticipated increases in costs associated with compliance with federal, state or local laws and regulations; changes in the demand for asset management and business processing solutions or other changes in marketplaces in which we compete (including increased competition); changes in accounting standards including but not limited to changes pertaining to loan loss reserves and estimates or other accounting standards that may impact our operations; adverse outcomes in any significant litigation to which the Company is a party; credit risk associated with the Company’s underwriting standards or exposure to third parties, including counterparties to hedging transactions; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The Company could also be affected by, among other things: unanticipated repayment trends on loans including prepayments or deferrals in our securitization trusts that could accelerate or delay repayment of the bonds; reductions to our credit ratings, the credit ratings of asset-backed securitizations we sponsor or the credit ratings of the United States of America; failures of our operating systems or infrastructure or those of third-party vendors; risks related to cybersecurity including the potential disruption of our systems or those of our third-party vendors or customers, or potential disclosure of confidential customer information; damage to our reputation resulting from cyber-breaches, litigation, the politicization of student loan servicing or other actions or factors; failure to successfully implement cost-cutting initiatives and adverse effects of such initiatives on our business; failure to adequately integrate acquisitions or realize anticipated benefits from acquisitions including delays or errors in converting portfolio acquisitions to our servicing platform; changes in law and regulations whether new laws or regulations, or new interpretations of existing laws and regulations applicable to any of our businesses or activities or those of our vendors, suppliers or customers; changes in the general interest rate environment, including the availability of any relevant money-market index rate, including LIBOR, or the relationship between the relevant money-market index rate and the rate at which our assets are priced; our ability to successfully effectuate any acquisitions and other strategic initiatives; activities by shareholder activists, including a proxy contest or any unsolicited takeover proposal; changes in general economic conditions; and the other factors that are described in the “Risk Factors” section of Navient’s Annual Report on Form 10-K for the year ended December 31, 2018 and in our other reports filed with the Securities and Exchange Commission. The preparation of the Company’s consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could differ materially. All forward-looking statements contained in this release are qualified by these cautionary statements and are made only as of the date of this release. The Company does not undertake any obligation to update or revise these forward-looking statements except as required by law.

About Navient

Navient (Nasdaq: NAVI) is a leader in education loan management and business processing solutions for education, healthcare and government clients at the federal, state and local levels. The company helps its clients and millions of Americans achieve financial success through services and support. Headquartered in Wilmington, Delaware, Navient also employs team members in western New York, northeastern Pennsylvania, Indiana, Tennessee, Texas, Virginia, Wisconsin and other locations. Learn more at navient.com.

About Canyon Partners, LLC

Founded and partner owned since 1990, Canyon employs a deep value, credit intensive approach across its investment platform. Canyon specializes in value-oriented special situation investments for endowments, foundations, pension funds, sovereign wealth funds, family offices and other institutional investors. The firm invests across a broad range of asset classes, including distressed loans, corporate bonds, convertible bonds, securitized assets, direct investments, real estate, arbitrage, and event-oriented equities. For more information visit: www.canyonpartners.com.

Navient Contacts:

Media Contacts:

Paul Hartwick,302-283-4026, paul.hartwick@navient.com

Jim Barron/Paul Scarpetta, Sard Verbinnen, 212-687-8080

Investors: Joe Fisher, 302-283-4075, joe.fisher@navient.com

Canyon Capital Contact:

Brian Schaffer, Prosek Partners, 646-818-9229, bschaffer@prosek.com

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